American Century World Mutual Funds, Inc. Statement of Additional Information Supplement
Supplement dated November 14, 2019 ■ Statement of Additional Information dated April 1, 2019
The following entry is added for Yulin Long in the Accounts Managed table on page 33 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Yulin Long	Number of Accounts	8	2	0
	Assets	$2.8 billion(3)	$542.3 million	N/A

[3]	Includes $43 million in International Value and $824.6 million in NT International Value. Information is provided as of November 8, 2019.
The following entry is added under International Value in the Ownership of Securities table on page 36 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
International Value Fund
Yulin Long(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of November 8, 2019.

The following entry is added under NT International Value in the Ownership of Securities table on page 37 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
NT International Value Fund
Yulin Long(1)	A
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]
The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds and collective investment trusts advised by American Century Investments. Information is provided as of November 8, 2019.

©2019 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-95775   1911